SUPPLEMENT TO THE PROSPECTUS OF
FREEDOM LIFETIME INCOME ANNUITY
ISSUED BY EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY® ("EFILI")

DATED APRIL 30, 2009

The following information replaces the similar information found in the "Total Annual Fund Operating Expenses" section on page 2.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund's assets, including management fees and other expenses)	0.32%	0.98%

EFFLI-09-01 August 13, 2009
1.901358.100